EL PASO CORPORATION
Operating Statistics
Fourth Quarter 2006

Page

Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results
Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Field Services
Earnings Before Interest Expense and Income Taxes	12

Corporate and Other
Earnings Before Interest Expense and Income Taxes	13

Schedule of 2005 Significant Items	14

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Operating revenues	$913	$814	$4,281	$3,359

Operating expenses
Cost of products and services	37	33	238	245
Operation and maintenance	377	732	1,319	1,861
Depreciation, depletion and amortization	281	253	1,047	1,006
Loss on long-lived assets	3	64	18	74
Taxes, other than income taxes	52	65	232	234

	750	1,147	2,854	3,420

Operating income (loss)	163	(333)	1,427	(61)

Equity earnings and other income	86	234	323	519

Earnings (losses) before interest expense, income taxes, and other charges	249	(99)	1,750	458

Interest and debt expense	287	325	1,228	1,286

Preferred interests of consolidated subsidiaries	—	—	—	9

Income (loss) before income taxes	(38)	(424)	522	(837)

Income taxes (benefit)	(23)	(122)	(9)	(331)

Income (loss) from continuing operations	(15)	(302)	531	(506)

Discontinued operations, net of income taxes	(151)	144	(56)	(96)
Cumulative effect of accounting changes, net of income taxes	—	(4)	—	(4)

Net income (loss)	(166)	(162)	475	(606)

Preferred stock dividends	9	10	37	27

Net income (loss) available to common stockholders	$(175)	$(172)	$438	$(633)

Earnings (losses) per common share
Basic
Income (loss) from continuing operations	$(0.03)	$(0.47)	$0.73	$(0.82)
Discontinued operations, net of income taxes	(0.22)	0.22	(0.08)	(0.15)
Cumulative effect of accounting changes, net of income taxes	—	(0.01)	—	(0.01)

Net income (loss) per common share	$(0.25)	$(0.26)	$0.65	$(0.98)

Diluted
Income (loss) from continuing operations	$(0.03)	$(0.47)	$0.72	$(0.82)
Discontinued operations, net of income taxes	(0.22)	0.22	(0.08)	(0.15)
Cumulative effect of accounting changes, net of income taxes	—	(0.01)	—	(0.01)

Net income (loss) per common share	$(0.25)	$(0.26)	$0.64	$(0.98)

Weighted average common shares outstanding
Basic	693	655	678	646

Diluted	693	655	739	646

Dividends declared per common share	$0.04	$0.04	$0.16	$0.16

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2006				2005				Year-to-Date
(In millions, except per common share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Operating revenues	$1,337	$1,089	$942	$913	$882	$1,036	$627	$814	$4,281	$3,359	$4,783

Operating expenses
Cost of products and services	62	70	69	37	76	45	91	33	238	245	1,168
Operation and maintenance	285	338	319	377	371	345	413	732	1,319	1,861	1,565
Depreciation, depletion and amortization	250	256	260	281	244	261	248	253	1,047	1,006	962
Loss on long-lived assets	—	—	15	3	7	—	3	64	18	74	1,077
Taxes, other than income taxes	57	62	61	52	57	50	62	65	232	234	197

Total operating expenses	654	726	724	750	755	701	817	1,147	2,854	3,420	4,969

Operating income (loss)	683	363	218	163	127	335	(190)	(333)	1,427	(61)	(186)

Equity earnings and other income	73	75	89	86	204	31	50	234	323	519	560

Earnings (loss) before interest expense, income taxes and other charges	756	438	307	249	331	366	(140)	(99)	1,750	458	374

Interest and debt expense	331	316	294	287	325	315	321	325	1,228	1,286	1,497
Preferred interests of consolidated subsidiaries	—	—	—	—	6	3	—	—	—	9	25

Income (loss) before income taxes	425	122	13	(38)	—	48	(461)	(424)	522	(837)	(1,148)

Income taxes (benefit)	124	(12)	(98)	(23)	(42)	19	(186)	(122)	(9)	(331)	(116)

Income (loss) from continuing operations	301	134	111	(15)	42	29	(275)	(302)	531	(506)	(1,032)

Discontinued operations, net of income taxes	55	16	24	(151)	64	(267)	(37)	144	(56)	(96)	85

Cumulative effect of accounting changes, net of income taxes(1)	—	—	—	—	—	—	—	(4)	—	(4)	—

Consolidated net income (loss)	356	150	135	(166)	106	(238)	(312)	(162)	475	(606)	(947)

Preferred stock dividends	10	9	9	9	—	8	9	10	37	27	—

Net income (loss) available to common stockholders	$346	$141	$126	$(175)	$106	$(246)	$(321)	$(172)	$438	$(633)	$(947)

Basic earnings (losses) per common share	$0.53	$0.21	$0.18	$(0.25)	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.65	$(0.98)	$(1.48)

Diluted earnings (losses) per common share	$0.49	$0.21	$0.18	$(0.25)	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.64	$(0.98)	$(1.48)

Basic average common shares outstanding	656	671	693	693	640	641	648	655	678	646	639

Diluted average common shares outstanding	724	732	697	693	642	643	648	655	739	646	639

(1) $4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations.

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Operating revenues
Pipelines	$643	$580	$582	$597	$561	$520	$521	$569	$2,402	$2,171	$2,145
Exploration and Production	466	462	456	470	439	452	449	447	1,854	1,787	1,735
Marketing	205	18	(105)	(176)	(175)	(21)	(389)	(211)	(58)	(796)	(508)
Power	1	2	3	—	23	54	2	3	6	82	402
Field Services (1)	—	—	—	—	48	28	45	2	—	123	1,097
Corporate and other, including eliminations	22	27	6	22	(14)	3	(1)	4	77	(8)	(88)

Consolidated total	$1,337	$1,089	$942	$913	$882	$1,036	$627	$814	$4,281	$3,359	$4,783

Depreciation, depletion and amortization
Pipelines	$93	$93	$92	$92	$86	$85	$86	$86	$370	$343	$329
Exploration and Production	146	156	163	180	146	157	153	156	645	612	548
Marketing	1	1	1	1	1	1	1	1	4	4	13
Power	—	1	—	1	1	—	1	—	2	2	13
Field Services (1)	—	—	—	—	1	1	1	—	—	3	8
Corporate and other	10	5	4	7	9	17	6	10	26	42	51

Consolidated total	$250	$256	$260	$281	$244	$261	$248	$253	$1,047	$1,006	$962

Operating income (loss)
Pipelines	$321	$251	$221	$270	$247	$207	$172	$153	$1,063	$779	$927
Exploration and Production	191	161	138	135	180	175	167	149	625	671	726
Marketing	200	8	(113)	(186)	(186)	(32)	(404)	(233)	(91)	(855)	(562)
Power	(15)	(17)	(14)	(15)	(25)	26	(20)	(44)	(61)	(63)	(562)
Field Services (1)	—	—	—	—	2	(5)	(26)	13	—	(16)	(501)
Corporate and other	(14)	(40)	(14)	(41)	(91)	(36)	(79)	(371)	(109)	(577)	(214)

Consolidated total	$683	$363	$218	$163	$127	$335	$(190)	$(333)	$1,427	$(61)	$(186)

Earnings (loss) before interest expense and income taxes (EBIT)
Pipelines	$346	$286	$253	$302	$280	$237	$224	$183	$1,187	$924	$1,059
Exploration and Production	199	163	141	137	183	176	169	168	640	696	734
Marketing	208	13	(108)	(184)	(185)	(30)	(398)	(224)	(71)	(837)	(539)
Power	3	10	38	31	(39)	(2)	(46)	(2)	82	(89)	(747)
Field Services (1)	—	—	—	—	182	(3)	(22)	128	—	285	84
Corporate and other	—	(34)	(17)	(37)	(90)	(12)	(67)	(352)	(88)	(521)	(217)

Consolidated total	$756	$438	$307	$249	$331	$366	$(140)	$(99)	$1,750	$458	$374

(1) By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Operating revenues	$643	$580	$582	$597	$561	$520	$521	$569	$2,402	$2,171	$2,145

Operating expenses
Operation and maintenance	194	201	218	205	200	197	227	255	818	879	772
Depreciation, depletion and amortization	93	93	92	92	86	85	86	86	370	343	329
(Gain) loss on long-lived assets	—	—	15	—	(7)	(3)	—	45	15	35	(1)
Taxes, other than income taxes	35	35	36	30	35	34	36	30	136	135	118

Total operating expenses	322	329	361	327	314	313	349	416	1,339	1,392	1,218

Operating income	321	251	221	270	247	207	172	153	1,063	779	927

Equity earnings and other income	25	35	32	32	33	30	52	30	124	145	132

Earnings before interest expense and income taxes (EBIT)	$346	$286	$253	$302	$280	$237	$224	$183	$1,187	$924	$1,059

Discontinued Operations — ANR
Operating revenues	$194	$125	$120	$142	$207	$133	$125	$147	$581	$612	$506
Operating expenses and other income	62	76	68	65	75	61	77	97	271	310	234

EBIT	$132	$49	$52	$77	$132	$72	$48	$50	$310	$302	$272

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2006				2005				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Tennessee Gas Pipeline	4,936	4,508	4,500	4,201	5,026	4,315	4,146	4,298	4,534	4,443	4,469
Southern Natural Gas	2,151	2,064	2,307	2,146	2,243	1,735	2,005	1,955	2,167	1,984	2,163
El Paso Natural Gas (1)	4,094	4,093	4,484	4,343	4,055	4,089	4,332	4,374	4,255	4,214	4,235
Colorado Interstate Gas (2)	3,807	4,142	4,579	4,665	3,500	3,752	3,869	3,812	4,301	3,734	2,808
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50	50	50	50

Total	15,038	14,857	15,920	15,405	14,874	13,941	14,402	14,489	15,307	14,425	13,725

Equity Investments (Ownership Percentage)
Citrus (50%)	892	1,103	1,148	892	952	959	1,080	840	1,009	958	1,007
Samalayuca & Gloria a Dios (50%)	215	223	227	220	209	214	217	207	221	212	216
San Fernando (50%)	475	475	475	475	475	475	475	475	475	475	475

Total	1,582	1,801	1,850	1,587	1,636	1,648	1,772	1,522	1,705	1,645	1,698

Total throughput	16,620	16,658	17,770	16,992	16,510	15,589	16,174	16,011	17,012	16,070	15,423

Discontinued Operations
ANR Pipeline	4,527	3,521	3,677	4,100	4,947	3,686	3,705	4,074	3,954	4,100	4,067
ANR — Great Lakes investment (50%)	1,250	1,087	1,086	1,069	1,223	1,140	1,109	1,281	1,122	1,188	1,100

(1) Including Mojave Pipeline Company (MPC)

(2) Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Operating revenues
Natural gas	$366	$326	$357	$357	$353	$354	$354	$359	$1,406	$1,420	$1,428
Oil, condensate and natural gas liquids (NGL)	90	118	119	103	85	96	105	85	430	371	305
Other (1)	10	18	(20)	10	1	2	(10)	3	18	(4)	2

Total operating revenues	466	462	456	470	439	452	449	447	1,854	1,787	1,735

Operating expenses
Depreciation, depletion and amortization	146	156	163	180	146	157	153	156	645	612	548
Production costs	64	79	92	96	55	59	72	75	331	261	210
Cost of products and services	22	22	23	20	13	12	11	11	87	47	54
General and administrative expenses	42	41	38	35	41	43	45	56	156	185	173
Taxes, other than production and income taxes	1	3	2	3	4	4	1	(1)	9	8	2
Other (2)	—	—	—	1	—	2	—	1	1	3	22

Total operating expenses	275	301	318	335	259	277	282	298	1,229	1,116	1,009

Operating income	191	161	138	135	180	175	167	149	625	671	726

Equity earnings and other income	8	2	3	2	3	1	2	19	15	25	8

Earnings before interest expense and income taxes (EBIT)	$199	$163	$141	$137	$183	$176	$169	$168	$640	$696	$734

(1) Includes mark-to-market earnings/(losses) on derivatives not designated as hedges.

(2) Includes restructuring costs, loss on long-lived assets and ceiling test charges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2006				2005				Year-to-Date
	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Natural Gas Sales Volumes from Continuing Operations (MMcf/d)
Onshore	297	303	308	312	226	267	288	290	305	268	213
Gulf of Mexico and South Louisiana	91	112	138	154	164	146	107	80	124	124	205
Texas Gulf Coast	164	155	152	150	186	182	164	166	155	174	235
International	26	19	19	14	48	40	42	41	20	43	19

Total Natural Gas Sales Volumes from Continuing Operations	578	589	617	630	624	635	601	577	604	609	672
Total Natural Gas Sales Volumes from Discontinued Operations(1)	—	—	—	—	5	1	—	—	—	2	14

Total Natural Gas Sales Volumes	578	589	617	630	629	636	601	577	604	611	686

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls/d)
Onshore	6	7	7	7	4	5	6	6	7	5	3
Gulf of Mexico and South Louisiana	7	9	8	9	11	12	9	5	8	9	12
Texas Gulf Coast	5	5	5	5	7	6	6	5	5	6	8
International	1	1	1	1	2	2	1	2	1	2	1

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	19	22	21	22	24	25	22	18	21	22	24
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—

Total Oil, Condensate and NGL Sales Volumes	19	22	21	22	24	25	22	18	21	22	24

Equivalent Sales Volumes from Continuing Operations (MMcfe/d)
Onshore	334	345	349	354	247	294	324	332	345	300	231
Gulf of Mexico and South Louisiana	133	165	189	209	232	218	161	107	174	179	276
Texas Gulf Coast	195	187	183	182	228	222	200	196	187	211	283
International	32	22	23	17	59	50	51	51	24	53	24

Total Equivalent Sales Volumes from Continuing Operations	694	719	744	762	766	784	736	686	730	743	814
Total Equivalent Sales Volumes from Discontinued Operations (1)	—	—	—	—	5	1	—	—	—	1	15

Total Equivalent Sales Volumes	694	719	744	762	771	785	736	686	730	744	829

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	50	49	48	52	—	—	17	55	50	18	—
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	—	—	1	3	3	1	—
Total Equivalent Sales Volumes (MMcfe/d)	71	66	66	68	—	—	23	73	68	24	—

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.03	$6.08	$6.30	$6.15	$6.28	$6.13	$6.40	$6.76	$6.38	$6.39	$5.83
Natural gas excluding hedges ($/Mcf)	$7.77	$6.34	$6.31	$6.21	$5.71	$6.35	$7.74	$10.54	$6.64	$7.53	$5.90
Oil, condensate and NGL including hedges ($/Bbl)	$51.25	$60.64	$60.81	$50.58	$39.86	$42.39	$50.77	$50.86	$55.90	$45.60	$34.61
Oil, condensate and NGL excluding hedges ($/Bbl)	$52.60	$60.64	$60.81	$50.58	$40.20	$43.07	$51.88	$52.22	$56.21	$46.43	$34.75

Transportation cost
Natural gas ($/Mcf)	$0.24	$0.22	$0.23	$0.24	$0.18	$0.17	$0.18	$0.21	$0.23	$0.18	$0.17
Oil, condensate and NGL ($/Bbl)	$1.25	$0.80	$0.71	$0.58	$0.75	$0.59	$0.60	$0.59	$0.82	$0.63	$1.12

Production cost ($/Mcfe)
Average lease operating cost	$0.73	$0.87	$1.03	$1.12	$0.61	$0.76	$0.74	$0.76	$0.95	$0.72	$0.60
Average production taxes	$0.29	$0.33	$0.32	$0.24	$0.19	$0.07	$0.32	$0.42	$0.29	$0.24	$0.11

Total production cost	$1.02	$1.20	$1.35	$1.36	$0.80	$0.83	$1.06	$1.18	$1.24	$0.96	$0.71

Average general and administrative cost ($/Mcfe)	$0.67	$0.62	$0.57	$0.50	$0.59	$0.61	$0.65	$0.90	$0.59	$0.68	$0.58
Unit of production depletion cost ($/Mcfe)	$2.20	$2.24	$2.27	$2.45	$2.00	$2.05	$2.11	$2.25	$2.29	$2.10	$1.69

(1) Includes Hungary

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Gross margin and other revenue	$205	$18	$(105)	$(176)	$(175)	$(21)	$(389)	$(211)	$(58)	$(796)	$(508)

Operating expenses
Operation and maintenance	3	9	6	10	10	9	14	21	28	54	53
Depreciation, depletion and amortization	1	1	1	1	1	1	1	1	4	4	13
Taxes, other than income taxes	1	—	1	(1)	—	1	—	—	1	1	(12)

Total operating expenses	5	10	8	10	11	11	15	22	33	59	54

Operating income (loss)	200	8	(113)	(186)	(186)	(32)	(404)	(233)	(91)	(855)	(562)
Other income	8	5	5	2	1	2	6	9	20	18	23

Earnings (loss) before interest expense and income taxes (EBIT)	$208	$13	$(108)	$(184)	$(185)	$(30)	$(398)	$(224)	$(71)	$(837)	$(539)

MARKETING
OPERATING DATA

	2006				2005				Year-to-Date
($ In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Price Risk Management Statistics
Forward Trading Book	$(540)	$(523)	$(609)	$(433)	$46	$36	$(270)	$(753)	$(433)	$(753)	$(61)

Average VAR (1)	$11	$9	$6	$4	$11	$13	$21	$30	$7	$19	$38

Physical Gas Delivery (BBtu/d)	1,230	1,194	1,252	1,217	1,534	1,597	1,564	1,185	1,223	1,469	1,831
Physical Power Sales (MMWh)	10,392	7,991	3,500	1,957	15,096	14,505	15,457	13,773	23,840	58,832	95,473
Financial Settlements (BBtue/d)	5,759	5,517	5,313	5,173	8,081	7,595	6,810	6,716	5,439	7,295	19,703

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 12/31/06	$6
Average VAR-95% Confidence Level during 2006	$7
High VAR-95% Confidence Level during 2006	$14
Low VAR-95% Confidence Level during 2006	$3

	December 31, 2006
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations

Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2007	$52	$(84)	$(32)
2008	(63)	(111)	(174)
2009	(62)	(95)	(157)
2010	(89)	(12)	(101)
2011	(92)	18	(74)
Remainder	(179)	13	(166)

Total	$(433)	$(271)	$(704)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production segment’s non-trading book.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Gross margin and other revenue	$—	$—	$—	$(1)	$10	$52	$1	$—	$(1)	$63	$274

Operating expenses
Operation and maintenance	14	16	14	10	20	25	19	25	54	89	240
Depreciation, depletion and amortization	—	1	—	1	1	—	1	—	2	2	13
Loss on long-lived assets	—	—	—	3	13	1	—	19	3	33	569
Taxes, other than income taxes	1	—	—	—	1	—	1	—	1	2	14

Total operating expenses	15	17	14	14	35	26	21	44	60	126	836

Operating income (loss)	(15)	(17)	(14)	(15)	(25)	26	(20)	(44)	(61)	(63)	(562)

Equity earnings and other income	18	27	52	46	(14)	(28)	(26)	42	143	(26)	(185)

Earnings (loss) before interest expense and income taxes (EBIT)	$3	$10	$38	$31	$(39)	$(2)	$(46)	$(2)	$82	$(89)	$(747)

EBIT by Region:
Domestic Power	$(6)	$(3)	$11	$8	$12	$44	$(161)	$(9)	$10	$(114)	$(457)
International Power	10	16	20	5	(30)	(37)	122	(11)	51	44	(237)
Power G&A and Other	(1)	(3)	7	18	(21)	(9)	(7)	18	21	(19)	(53)

Total Power	$3	$10	$38	$31	$(39)	$(2)	$(46)	$(2)	$82	$(89)	$(747)

Discontinued operations
EBIT	$(15)	$4	$(3)	$(4)	$(11)	$(379)	$5	$(121)	$(18)	$(506)	$148

FIELD SERVICES (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005	2004

Gross Margin	$3	$7	$7	$8	$25	$93

Operating expenses
Operation and maintenance	(1)	4	29	(5)	27	74
Depreciation, depletion and amortization	1	1	1	—	3	8
Loss on long-lived assets	1	6	3	—	10	507
Taxes, other than income taxes	—	1	—	—	1	5

Total operating expenses	1	12	33	(5)	41	594

Operating income (loss)	2	(5)	(26)	13	(16)	(501)
Equity earnings and other income	180	2	4	115	301	585

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$128	$285	$84

Discontinued operations — EBIT	$9	$11	$9	$393	$422	$36

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets; therefore, Field Services is not reported as a segment in 2006.

CORPORATE AND OTHER(1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006				2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2006	2005	2004

Gross margin and other revenue	$9	$8	$(2)	$8	$18	$16	$8	$11	$23	$53	$70

Operating expenses
Operation and maintenance	12	41	7	39	95	34	80	362	99	571	201
Depreciation, depletion and amortization	10	5	4	7	9	17	6	10	26	42	51
Gain on long-lived assets	—	—	—	—	—	(4)	—	—	—	(4)	(6)
Taxes, other than income taxes	1	2	1	3	5	5	1	10	7	21	38

Total operating expenses	23	48	12	49	109	52	87	382	132	630	284

Operating loss	(14)	(40)	(14)	(41)	(91)	(36)	(79)	(371)	(109)	(577)	(214)

Equity earnings and other income	14	6	(3)	4	1	24	12	19	21	56	(3)

Earnings (loss) before interest expense and income taxes (EBIT)	$—	$(34)	$(17)	$(37)	$(90)	$(12)	$(67)	$(352)	$(88)	$(521)	$(217)

EBIT by Business Unit:
Telecom	$2	$1	$(1)	$3	$—	$8	$(2)	$2	$5	$8	$(1)
Corporate	(2)	(35)	(16)	(40)	(90)	(20)	(65)	(354)	(93)	(529)	(216)

Total EBIT	$—	$(34)	$(17)	$(37)	$(90)	$(12)	$(67)	$(352)	$(88)	$(521)	$(217)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

EL PASO CORPORATION
SCHEDULE OF 2005 SIGNIFICANT ITEMS (1)
(UNAUDITED)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005	2004

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	$1	$4	$38
Facility closures	—	27	—	—	27	80

Total restructuring costs	1	29	—	1	31	118

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	14	6	3	50	73	1,093
Long-lived assets net (gain) loss on sales	—	(5)	—	14	9	(16)

Total (gain) loss on long-lived assets	14	1	3	64	82	1,077

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	15	347	397
Equity investments net (gain) loss on sales	(204)	(1)	(110)	(113)	(428)	(521)
Cost basis investments impairment and gain on sales	—	—	—	(40)	(40)	6

Total (gain) loss on investments	(119)	87	49	(138)	(121)	(118)

Western Energy Settlement	59	—	—	—	59	—
Gas supply contract termination	—	—	28	—	28	—

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$79	$1,077

Significant Items impacting EBIT by segment:
Pipelines	$—	$(2)	$(1)	$46	$43	$(11)
Exploration and Production	—	2	—	1	3	22
Marketing	—	—	—	—	—	2
Power	74	89	50	(8)	205	968
Field Services	(179)	6	31	(112)	(254)	8
Corporate and other	60	22	—	—	82	88

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$79	$1,077

(1) Beginning with the first quarter of 2006, we are no longer reporting significant items in the Operating Statistics.